UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)              June 29, 2006

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

 (Exact name of Registrant as specified in its charter)

       MARYLAND

   000-04258                22-1897375

   (State or other jurisdiction

(Commission

       (IRS Employer

     of incorporation)

File Number)    Identification Number)

       3499 Route 9N, Suite 3C, Freehold, NJ

07728

     (Address of principal executive offices)

(Zip Code)

     Registrant's telephone number, including area code         (732) 577-9996

     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On June 29, 2006, the Company issued a press release announcing the closing of a $25 million line of credit with North Fork Bank.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

99

Press Release dated June 29, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,

     the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

                                /s/   Anna T. Chew

                                ANNA T. CHEW

                                Chief Financial Officer

     Date        June 29, 2006